UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

ALPHA PRO TECH, LTD.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING
OUR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 9, 2021.

On May 24, 2021, Alpha Pro Tech, Ltd. (the “Company”) issued a press release announcing that its 2021 Annual Meeting of Shareholders (the “Annual Meeting”), to be held at 9:30 a.m., Eastern Time, on Wednesday, June 9, 2021, has been changed to a virtual meeting format only.

The following Notice of Change to Virtual Meeting Format supplements the Company’s Notice of 2021 Annual Meeting of Shareholders and Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2021 and subsequently mailed or made available to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting.  The Notice of Change to Virtual Meeting Format should be read in conjunction with the Proxy Statement.

The proxy card previously filed with the Proxy Statement will not be updated to reflect the change in format of the Annual Meeting and may continue to be used to vote prior to the Annual Meeting.  New proxy cards will not be mailed or otherwise be sent to shareholders in connection with the meeting.

These supplemental proxy materials are being filed with the SEC on May 24, 2021.

NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 9, 2021

To Our Shareholders:

In response to the continued public health concerns regarding in-person gatherings as a result of the ongoing COVID-19 pandemic and to continue to support the health and well-being of its shareholders, directors and employees, NOTICE IS HEREBY GIVEN that the format of the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Alpha Pro Tech, Ltd. (the “Company”) has been changed to a meeting conducted in a virtual-only format, solely by means of remote communication, instead of an in-person meeting.  The Annual Meeting will continue be held at 9:30 a.m., Eastern Time, on Wednesday, June 9, 2021.  However, it will no longer be held at the Company’s principal office located at 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2, but instead will be held virtually, with attendance only via the internet.  Shareholders will not be able to attend the Annual Meeting in person.

As described in the previously-distributed proxy materials for the Annual Meeting, you are entitled to vote at the Annual Meeting if you held shares of the Company’s common stock as of the close of business on April 12, 2021, the record date for the Annual Meeting.  The items of business to be presented at the Annual Meeting are the same as set forth in the Company’s Notice of 2021 Annual Meeting of Shareholders and Proxy Statement dated April 30, 2021 previously mailed or made available to shareholders entitled to notice of and to vote at the Annual Meeting.  The proxy card, voting instruction form or notice of internet availability included with your previously-distributed proxy materials will not be updated to reflect the change in format of the meeting.

Participating in the Annual Meeting.  In order to participate in the virtual Annual Meeting, go to https://web.lumiagm.com/281772261.  If you are a shareholder of record, you should click on “I have a login,” enter the control number located on your proxy card, voting instruction form or notice of internet availability that was previously provided to you, and enter the password “alpha2021” (the password is case sensitive).

If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual Annual Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of the Company’s common stock you held as of the record date, your name and email address.  You then must submit a request for a control number to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730; or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219.  Requests for control numbers must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m., Eastern Time, on June 2, 2021.

The live audio webcast of the Annual Meeting will start at 9:30 a.m., Eastern Time, on June 9, 2021.  Online access to the webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s system.  We encourage you to access the meeting in advance of the designated start time.

A replay of the Annual Meeting will be available on the Company’s website until July 9, 2021.

Voting Prior to or During the Annual Meeting.  You may vote prior to the Annual Meeting via the original proxy card or pursuant to the instructions for submitting your proxy via the internet or telephone that were included in the previously-distributed proxy materials.  If you already submitted a proxy, your vote will be counted and you do not need to submit a new proxy or vote during the virtual Annual Meeting.

To vote during the Annual Meeting, you must participate in the virtual Annual Meeting (see “Participating in the Annual Meeting” above for information on participating in the meeting).  If you hold your shares through a broker, bank or other nominee (that is, in street name), you must obtain a legal proxy from your broker, bank or other nominee and submit a copy in advance of the meeting.  Further instructions will be provided to you as part of your registration process.

Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting using the method described in the proxy materials.

Submitting Questions Prior to the Annual Meeting.  Shareholders entitled to vote during the Annual Meeting may submit questions prior to the meeting by sending an email to ir@alphaprotech.com.  All questions must be received by 12:00 p.m., Eastern Time, on June 8, 2021.  After the business portion of the Annual Meeting concludes, the Company expects to answer appropriate questions submitted prior to the meeting that are pertinent to the Company and the items being brought before the shareholders for a vote at the Annual Meeting, as time permits.  The Company reserves the right to exclude questions that are not pertinent to Annual Meeting matters, and substantially similar questions will be answered only once.

Shareholder List.  The list of shareholders of record entitled to vote at the Annual Meeting is available and open for examination by any shareholder at the Company’s principal office located at 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2.  In light of the ongoing COVID-19 pandemic, you may send a written request to the Secretary of the Company at the principal office if you desire to examine the list of shareholders in advance of the Annual Meeting, and we will make arrangements to accommodate your request.  In addition, the list of shareholders of record will be available for viewing by shareholders during the Annual Meeting by sending an email to ir@alphaprotech.com.

* * *

On behalf of the Company’s Board of Directors, management and employees, thank you for your continued support.

By Order of the Board of Directors,

May 24, 2021	/s/ Lloyd Hoffman
Lloyd Hoffman
President, Chief Executive Officer and Director

Your vote is important. Please vote your shares whether or not you plan to attend the meeting.

ANNUAL MEETING OF SHAREHOLDERS OF

ALPHA PRO TECH, LTD.

June 9, 2021

VOTING INSTRUCTIONS

MAIL - Sign, date and mail your **previously provided** proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiagm.com/281772261 (password: alpha2021) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 9, 2021:

THIS PROXY STATEMENT IS AVAILABLE AT **https://www.alphaprotech.com/cmsAssets/docs/pdfs/Proxy_statement_2021.pdf**

AND THE 2020 ANNUAL REPORT IS AVAILABLE AT **https://www.alphaprotech.com/cmsAssets/docs/pdfs/Annual_Report_2020.pdf.**

The Board of Directors recommends a vote FOR all nominees.

1. The election of all of the nominees listed below to serve as directors until the 2022 Annual Meeting of Shareholders and until their successors shall be elected and qualified.

NOMINEES:

Lloyd Hoffman
Donna Millar
John Ritota
Russell Manock
Danny Montgomery
David R. Garcia
James Buchan

The Board of Directors recommends a vote FOR the ratification of the Company's independent registered public accounting firm.

2. The ratification of the appointment of Tanner LLC as the Company's independent registered public accounting firm for the year ending December 31, 2021.

The Board of Directors recommends a vote FOR the advisory approval of the compensation of the Company's named executive officers.

3. The advisory approval of the compensation of the Company's named executive officers.

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SOLICITED BY THE BOARD OF DIRECTORS

ALPHA PRO TECH, LTD.

ANNUAL MEETING OF SHAREHOLDERS

JUNE 9, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lloyd Hoffman and Russell Manock, and each of them, as proxies for the undersigned, or such other persons as the Board of Directors of Alpha Pro Tech, Ltd. (the "Company") may designate, with full power of substitution, to represent and act for and in the name and stead of the undersigned and to vote all of the shares of common stock of the Company that the undersigned is entitled to vote at the 2021 Annual Meeting of Shareholders of the Company to be held on June 9, 2021, virtually via the Internet, and at any and all adjournments or postponements thereof.

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